UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       April 9, 2008
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Investor Presentation
Press Release

Item 7.01 Regulation FD Disclosure.
Navarre Corporation (the “Company”) has prepared an updated investor presentation (the “Investor Presentation”) for use in connection with presenting and explaining the Company’s business model to existing and prospective investors. The Investor Presentation incorporates certain preliminary estimates regarding the results of the fiscal year ended March 31, 2008, as well as the Company’s guidance regarding certain anticipated financial results for the fiscal year 2009. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In conjunction with the preparation of this Investor Presentation, on April 9, 2008, Navarre Corporation issued a press release (the “Press Release”) announcing certain preliminary estimates regarding the results of the fiscal year ended March 31, 2008, as well as the Company’s guidance regarding certain anticipated financial results for the fiscal year 2009. A copy of the Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The Investor Presentation and the Press Release contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward looking statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the Company or its management intend, expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.
Forward looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements. These forward-looking statements are also subject to risks and uncertainties which can affect the Company’s performance in both the near-and long-term. The Company identifies the principal risks and uncertainties that affect its performance in its Form 10-K and other filings with the Securities and Exchange Commission. The Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d)       The following are furnished as exhibits to this report:
                Exhibit 99.1       Navarre Corporation Investor Presentation, Prepared as of April 1, 2008
                Exhibit 99.2       Press Release, Dated April 9, 2008, Issued by Navarre Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: April 10, 2008	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Navarre Corporation Investor Presentation, Prepared as of April 1, 2008
Exhibit 99.2	Press Release, Dated April 9, 2008, Issued by Navarre Corporation